UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) of the
Securities Exchange Act Of 1934
Date of Report (Date of earliest event reported): August 16, 2007
MOLECULAR INSIGHT PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-33284	04-0562086
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
160 Second Street, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices, Including Zip Code)
(617) 492-5554
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement with Certain Officers.
     Molecular Insight Pharmaceuticals, Inc. (the “Company”) announced today the appointment of Donald E. Wallroth as the Company’s new Chief Financial Officer. Mr. Wallroth will serve as the Company’s principal financial and accounting officer. A copy of the Company’s press release announcing Mr. Wallroth’s appointment is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     Mr. Wallroth, 58, has over 25 years of financial and operating experience working with high growth technology companies. Prior to his appointment as the Chief Financial Officer of the Company, Mr. Wallroth worked in the National Life Sciences practice of Tatum LLC, a national financial executive services firm from 2006 to August 2007, where he was deployed as the CFO for prominent New England-based companies. From 2004 to 2005, he was a Partner with Keen Partners, an investment banking firm which focused on raising capital for emerging companies. From 2002 to 2004, he was the Chief Operating Officer of GoldK where he managed its financial and business operations. Prior to 2002, Mr. Wallroth also served as the Chief Financial Officer and Chief Operating Officer of Transition Systems, Inc. which was owned by The New England Medical Center and provided financial and clinical decision support systems for leading hospitals. Further, he served as the Chief Financial Officer of Project Software and Development Inc. (PSDI), subsequently called MRO Software, Inc., which was recently acquired by IBM. In addition, Mr. Wallroth was a Partner with Accenture and Arthur D. Little, Inc. where he was responsible for financial and strategic consulting to life sciences and technology companies. Mr. Wallroth received his MBA from Columbia University’s Graduate School of Business in 1977 and his BSEE from The George Washington University in 1971.
     The Company expects to promptly enter into an employment agreement with Mr. Wallroth, the terms of which currently are being negotiated.
     There is no family relationship between Mr. Wallroth and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.
     Donald Wallroth is a non-equity partner with Tatum, LLC. Since April 11, 2007, other partners and employees of Tatum have provided $321,950 of consulting services to the Company and received payments totaling $199, 488, which includes a $30,000 refundable deposit. As of August 16, 2007 the Company owes Tatum LLC $152,463. Mr. Wallroth receives no portion of consulting fees paid to Tatum.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits. The following exhibit is furnished pursuant to Item 5.02:
99.1	Press Release of Molecular Insight Pharmaceuticals, Inc., dated August 16, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 16th day of August, 2007.

MOLECULAR INSIGHT PHARMACEUTICALS, INC.
By:	/s/ Priscilla Harlan
	Name:	Priscilla Harlan
	Title:	Vice President, Corporate Communications & Investor Relations

Exhibit Index to Current Report on Form 8-K

Exhibit
Number	Exhibit Description
99.1	Press Release of Molecular Insight Pharmaceuticals, Inc., dated August 16, 2007